The Oil & Gas Conference Denver, Colorado August 22, 2007 Exhibit 99.1

Forward Looking Statements
This presentation includes forward-looking information that are subject to a number of risks and uncertainties, many of which are beyond our control. All information, other than historical facts included in this presentation, regarding our strategy, future operations, drilling plans, estimated reserves, future production, estimated capital expenditures, projected costs, the potential of drilling prospects and other plans and objectives of management are forward-looking information. All forward-looking statements speak only as of the date of this presentation. Although the Company believes that the plans, intentions and expectations reflected in or suggested by the forward-
looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Actual results may differ materially from those anticipated due to many factors, including oil and natural gas prices, industry conditions, drilling results, uncertainties in estimating reserves, uncertainties in estimating future production from enhanced recovery operations, availability of drilling rigs and other services, availability of oil and natural gas transportation capacity, availability of capital resources and other factors listed in reports we have filed or may file with the Securities and Exchange Commission.

Company Overview
Completed IPO on May 14 at $15 (CLR on NYSE)
– $2.5 billion market capitalization
Founded 1967 by Harold Hamm, Chairman & CEO
– Harold Hamm, family and management own 82%
Organic growth strategy focused on unconventional resource plays
– 99% of proved reserve adds through drill bit over last 3 years
– >500 hz wells drilled targeting unconventional formations
– 77% of production from unconventional resources
– >700,000 net undeveloped acres concentrated in emerging plays
Strong financial position
– $137 million of bank debt outstanding
– 2007E cash flows to substantially fund $482mm capital budget

67% CAGR

54% CAGR

32% CAGR

CONTINENTAL
RESOURCES, INC.

$94
$145
$327
$482
2004 2005 2006 2007E
Investment in Asset Base
Capex ($mm)
14,121
19,751
24,707
28,610
2004 2005 2006 Q2 '07
Production (Boe/d)
$116
$285
2004 2005 2006 2007E
EBITDAX
1
($mm)
1
See second quarter 2007 earnings release for a reconciliation of net income to EBITDAX
2
Average of DB, JPM, ML and RJ equity analyst reports..
$372
Total = $482mm
$131
$91
$71
$17
$79
$19
$11
$26
$37
Red River Units
MT Bakken
ND Bakken
Other Rockies
Woodford
Other Mid-Con
Facilities
Land
Other
2007 Capex by Region ($mm)
$420 ²

Operational Overview
Mid-Continent
Proved reserves: 16.9 MMBoe
762 drilling locations
Gulf Coast
Proved reserves: 0.2 MMBoe
7 drilling locations
Red River
Units
56%
Bakken
Field
22%
Other
Rockies
8%
Mid-Continent
14%
Gulf Coast
<1%
Total proved reserves (12/31/06) = 118.3 MMBoe
74% PDP /  83% oil / 13.1 R/P / Operate 95% of PV-10%
Unconventional
78%
Red River
Units
44%
Bakken
Field
31%
Other
Rockies
6%
Mid-Continent
17%
Gulf Coast
2%
Avg. daily production (Q2 2007) = 28.6 MBoe/d
Unconventional
77%
1,589 gross wells / 1,772 drilling locations
Rockies
Proved reserves: 101.2 MMBoe
1,003 drilling locations
Proved Reserves by Geography
Counties with acreage
holdings are highlighted
Regional office
Headquarters
Production by Geography

Key 2007 Drilling Projects
Development (54% drilling capex)
– Red River Units
• 56% proved reserves / 44% production
– Montana Bakken Shale
• 20% proved reserves / 28% production
Emerging Plays (37% drilling capex)
– North Dakota Bakken
• 288,000 net undeveloped acres
– Oklahoma Woodford Shale
• 45,000 net undeveloped acres
Red River
Units
MT
Bakken
ND
Bakken
Woodford
Counties with acreage
holdings are highlighted
Regional office
Headquarters
Development
Emerging Plays

Dawson
Wibaux
Montana
North Dakota
Golden Valley
Billings
Prairie
Custer
Slope
Fallon
South Dakota

Red River Enhanced Recovery Units
66.5 MMBoe proved reserves
12,680 Boe/d net production in
2nd quarter 2007
Cedar Hills discovered in 1995,
developed with hz drilling, 2003
enhanced recovery operations
2007 Plans
– $131MM 2007E drilling capex
– Infield horizontal drilling and re-entry
drilling program to accelerate production
and enhance sweep efficiency
– Developing CHNU/CHWU on 320 acre
spacing per producer
– Badlands Plant begin in August
Forecast peak production in late
2008 at ~ 20,000 net Boe/d
Cedar Hills North Unit
Cedar Hills West Unit
Buffalo Units
Medicine Pole
Hills West Unit
Medicine Pole
Hills South Unit
Medicine
Pole Hills
Unit
25 Miles
CLR operated units
Others units

Divide
Burke
Sheridan
Montana
North Dakota
Williams
Mountrail
Richland
McKenzie
Dawson
15 Miles
Dunn
Golden Valley
Billings
Wibaux
Stark

CONTINENTAL RESOURCES, INC.

Montana Bakken Shale
Significant  unconventional oil
resource play
– Represents ½ of Montana’s oil
production
– CLR is largest producer (7,890 boepd)
– Developed through horizontal drilling
and advanced fracture stimulation
2007 Plans
–
$91
million 2007E drilling capex
– Complete 640-acre development
– Test un-booked upside
• 320-acre infill drilling
• North expansion of field with
tri-lateral 640-acre wells
• Enhanced recovery
– Four drilling rigs
CLR acreage
35 miles
Bakken producer
Williston    Basin
MT Bakken
47 wells
$91 mm
Outline of
potential
Bakken
Production

27/50
27/55
27/57
27/58
27/59
26/58
25/58
24/58
24/59
22/57
21/59
21/60
Poplar
EOG
Margaret #34-15H
Margaret #2-15H
Margaret #3-15H
Petro-Hunt
MARGARET 2-15H, 3-15H, & #34-15H Total

Richland County, Montana Infills
CLR  acreage
Sonja 1-23H
Tri-Lateral
93% WI
Avg 245 bopd first 35 days
Bidegaray 1-10H
Tri-Lateral
Testing 200+ bopd
(83% WI)
Edgar 1-34H
Tri-Lateral
Drilling
(75% WI)
Tri-Lateral
Scheduled
(95%WI)
Patricia 1-28H
Tri-Lateral
Testing 200+ bopd
(95%WI)
Hazel 1-18H
Tri-Lateral
Drilling
(95% WI)
Tri-Lateral
Scheduled
(17% WI)
Dorothy #3H
320 test drilling
(77% WI)
Third 320
scheduled
(95% WI)
Margaret 3-15H
First 320 acre
well

MT Bakken economic models
17%
23%
$60 / $6.00
Pre-tax IRR
22% 183 225 243 185
29% 203 250 270 205
$65 / $6.50
Pre-tax IRR
Net boe
(Mboe)
Gross boe
(Mboe)
Gross gas
(MMcf)
Gross oil
(Mbls)
$3.6 million D&C 640-acre tri-lateral wells
20% 15% 163 200 216 153
47%
$60 / $6.00
Pre-tax IRR
58% 244 300 324 246
$65 / $6.50
Pre-tax IRR
Net boe
(Mboe)
Gross boe
(Mboe)
Gross gas
(MMcf)
Gross oil
(Mbls)
$3.3 million D&C 320-acre infield wells

Divide
Burke
Williams
Roosevelt
Richland
Mountrail
olden Valley
Billings
Wibaux
Stark

CONTINENTAL
RESOURCES, INC.

North Dakota Bakken Shale
CLR  acreage Bakken producer
35 miles
Filkowski 1-11H
( 63% WI )
246 bopd
Williston    Basin
State Weydahl 44-36H
( 33% WI )
560 bopd
Nelson Farms
( 13% WI )
350 bopd
State Veeder 44-36H
( 38% WI )
344 bopd
Lovdahl 1-16H
( 36% WI )
250 bopd
Brown 44-
1H
( 35% WI )
519 bopd
Candee
11-9H
( 48% WI )
386 bopd
Emerging  unconventional oil
resource play
– 526,000 gross (288,000 net) undeveloped
acres strategically located on Nesson
Anticline
– Significant reserve and production growth
potential
– ND oil prod. highest in 20 years
– 20+ industry-operated rigs
• Amerada Hess
• Conoco Phillips
• Marathon
2007 Plans
– $71 million 2007E drilling capex
– 41 wells on 1280-acre locations in each of
6 prospect areas
– Five drilling rigs (two operated and three
Conoco Phillips JV)
Outline of
potential
Bakken
production

ND Bakken economic model
19%
26%
$60 / $6.00
Pre-tax IRR
23% 228 280 300 230
32% 256 315 336 259
$65 / $6.50
Pre-tax IRR
Net boe
(Mboe)
Gross boe
(Mboe)
Gross gas
(MMcf)
Gross oil
(Mbls)
$4.20 million D&C – dual leg lateral
33% 27% 228 280 300 230
19%
36%
$60 / $6.00
Pre-tax IRR
23% 199 245 264 201
44% 256 315 336 259
$65 / $6.50
Pre-tax IRR
Net boe
(Mboe)
Gross boe
(Mboe)
Gross gas
(MMcf)
Gross oil
(Mbls)
$3.66 million D&C – single leg lateral

LEGEND
ARKOMA
Ozark Uplift
Wichita Mountains
SHERMAN
FORT WORTH
BLACK WARRIOR
OUACHITA THRUSTS
APPALACHIAN THRUSTS
VAL VERDE
KERR
MARFA
Llano Uplift
Ouachita Mountains

New unconventional gas
resource play
– 40+ industry-operated rigs
• Newfield
• Antero
• Devon
– 45,000 net undeveloped acres
– Significant reserve and
production growth potential
– Caney Shale upside
2007 Plans
– $79 million 2007E drilling capex
– ~100 gross (14 net) wells
– Four drilling rigs now
– Fifth rig to be added
Oklahoma Woodford Shale Project
6 miles
Outline of potential
Woodford production
07 CLR Locations
07 Woodford hz Spud
CLR Producer
Woodford Producer
CLR Acreage
7-day average IP rates
Meyer Trust 1-13H
(34% WI)
1,655 Mcfd
Arlan 1-15H
(20% WI)
4,645 Mcfd
Harden 1-20H
(32% WI)
2,125 Mcfd
Holder 1-5H
(52% WI)
1,204 Mcfd
Pasquali 1-30H
(48% WI)
1,360 Mcfd
Foster 1-6H
(17% WI)
2,685 Mcfd
Silva 20-1H
(1% WI)
4,865 Mcfd
Pratt 1-17H
(23% WI)
3,752 Mcfd

OK Woodford economic model
68% 47% 2,400 3,000
101% 68% 2,800 3,500
43%
$7.00
Pre-tax IRR
30%
$6.00
Pre-tax IRR
2,000 2,500
Net gas
(MMcf)
Gross gas
(MMcf)
$4.40 million D&C -- operated
50% 34% 2,400 3,000
73% 50% 2,800 3,500
21%
$6.00
Pre-tax IRR
32% 2,000 2,500
$7.00
Pre-tax IRR
Net gas
(MMcf)
Gross gas
(MMcf)
$5.00 million D&C -- non-operated

Other ongoing and emerging plays
Rockies:
66 scheduled locations
213,500 net undeveloped acres
Red River, Winnipegosis,
Fryburg, Phosphoria, Lewis
Shale
Midcontinent:
52 scheduled locations
146,000 undeveloped acres
Morrow-Springer, Atoka,
Mississipian, Hunton, New
Albany Shale, Barnett Shale,
Trenton/Black River
365,900 net undeveloped acres
(50% of total undeveloped acreage)
Counties with acreage
holdings are highlighted
Regional office
Headquarters
Gulf Coast:
7 scheduled locations
6,400 net undeveloped acres

2007 Plans
Grow production to 30,000+ boepd
– 24,707 boepd in 2006
– 28,610 boepd for second quarter 2007
Drill ~300 gross (160 net) wells
– Expect good year in reserve additions
Maintain high cash operating margin
– $40.38 / Boe ($6.73 / Mcfe) net margin for 2006
– $38.34 / Boe ($6.39 / Mcfe) net margin for 1H 2006
Hedged 10,000 bopd for Aug 2007 – Apr 2008 at $72.90
– $100,000+ per day increase in EBITDAX over analyst crude price deck
Continue to build acreage in emerging resource plays
– Increase scheduled drilling locations
– Add future unconventional resource plays

Financial and Operating Summary
1
See page 9 of the prospectus and second quarter 2007 earnings release for a reconciliation of net income to EBITDAX.
2
Operating statistics per Boe sold.  Oil sales volumes are 21 MBbls and 47 MBbls less than oil production volumes for 2006 and 2007, respectively.
Year ended December 31,
2004 2005 2006 1H 2007
Realized oil price ($/Bbl) $37.12 $52.45 $55.30 $53.44
Realized natural gas price ($/Mcf) $5.06 $6.93
$6.08 $6.11
Oil production (boepd) 10,104 15,638 20,49 3 23,391
Natural gas production (Mcf d)
24,093 24,674 25,274 29,229
Total production (boed) 14,121 19,751 24,707 28,262
EBITDAX ($ thousands)
1
$116,498 $285,344 $372,115 $199,655
Key Operational Statistics ($/ Boe)
2
Oil and gas revenue $35.20 $50.19 $52.09 $50.52
Production expense 8.49 7.32 6.99 7.43
Production tax 2.39 2.22
2.48 2.68
G&A (excluding non -cash equity compensation) 2.02 2.43 2.24 2.07
Total cash costs $12.90 $11.97
$11.71 $12.18
Net operating margin $22.30 $38.22
$40.38 $38.34

Summary
High quality, proved reserve base
– Crude oil-concentrated, long-lived, high operated %
Track record of drill bit growth at low cost
– Annual EBITDAX > Capex over past 3 years
Low risk production growth in Red River Units
– 7,000+ Boe/d expected production growth over next 2 years
(~30% of 2006 average daily production for entire company)
Significant future production and reserve growth opportunities in two large emerging plays – ND Bakken and OK Woodford Shales
– Over 1,500 unbooked locations
Low cash costs with one of highest net operating margins
– Significant valuation and competitive advantage